UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 28, 2020

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employers Holdings, Inc. (the "Company") held its 2020 annual meeting of stockholders on May 28, 2020, at 9:00 a.m., Pacific time, in Reno, Nevada (the "2020 Annual Meeting"). At the 2020 Annual Meeting, the Company’s stockholders approved the Employers Holdings, Inc. Amended and Restated Equity and Incentive Plan (as amended and restated, the "Amended Equity Plan"). The Amended Equity Plan will expire on the tenth anniversary of April 1, 2020, which is the effective date of the Amended Equity Plan.
The Amended Equity Plan is described in proposal 2 of the Company’s annual proxy statement filed with the Securities and Exchange Commission on April 17, 2020 (the "2020 Proxy"). The foregoing and the description of the Amended Equity Plan contained in the 2020 Proxy do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amended Equity Plan, a copy of which is filed as an exhibit to this Current Report and incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)    The matters that were voted upon at the 2020 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2020 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for director; (ii) approved the proposed Amended and Restated Equity and Incentive Plan, (iii) approved, on an advisory (non-binding) basis, the Company’s executive compensation; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2020.

1.	Election of directors to serve until the 2021 Annual Meeting of Stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard W. Blakey	22,345,916	466,026	3,963	1,556,734
João “John” M. de Figueiredo	22,762,882	49,076	3,947	1,556,734
Douglas D. Dirks	22,763,149	48,794	3,962	1,556,734
James R. Kroner	22,775,213	36,729	3,963	1,556,734
Michael J. McColgan	22,775,198	36,744	3,963	1,556,734
Michael J. McSally	22,774,618	37,324	3,963	1,556,734

2.	To approve the proposed Amended and Restated Equity and Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,178,451	621,502	15,952	1,556,734

3.	Advisory (non-binding) vote approving the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,184,012	609,247	22,646	1,556,734

4.	Ratification of the appointment of Ernst &Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,132,620	234,601	5,418	—

Item 9.01.    Financial Statements and Exhibits.
10.1    Employers Holdings, Inc. Amended and Restated Equity and Incentive Plan effective as of April 1, 2020, incorporated by reference to Employers Holdings, Inc.'s Post-Effective Amendment No. 1 to Form S-8 (File No. 333-168563).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 28, 2020	/s/ Michael S. Paquette
Michael S. Paquette
Executive Vice President,
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
10.1
Employers Holdings, Inc. Amended and Restated Equity and Incentive Plan effective as of April 1, 2020, incorporated by reference to Employers Holdings, Inc.'s Post-Effective Amendment No. 1 to Form S-8 (File No. 333-168563).